EXHIBIT 99.1
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CERTIFICATION PURSUANT TO 18 U.S.C. ss.1350

Pursuant to 18 U.S.C. ss.1350, each of the undersigned certifies that this Quarterly Report on Form 10-Q for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Semotus Solutions, Inc.



DATED: AUGUST 14, 2002                     /S/ ANTHONY N. LAPINE
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                                          ANTHONY N. LAPINE
                                          CHIEF EXECUTIVE OFFICER



DATED: AUGUST 14, 2002                     /S/  CHARLES K. DARGAN, II
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                                          CHARLES K. DARGAN, II
                                          CHIEF FINANCIAL OFFICER